UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TWMC	NASDAQ Stock Market (Common Shares)

ITEM 7.01.  REGULATION FD DISCLOSURE

On January 28, 2020, Trans World Entertainment Corporation (the “Company”) filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the transaction contemplated by the Asset Purchase Agreement dated January 23, 2020, among Trans World Entertainment Corporation, Record Town, Inc., Record Town USA LLC, Record Town Utah LLC, Trans World FL LLC, and Trans World New York, LLC (collectively, the “Vendor”), 2428392 Inc. (“Purchaser”), and 2428391 Ontario Inc, o/a Sunrise Records, pursuant to which Vendor agreed to sell to Purchaser substantially all of the assets of and certain of the liabilities relating to the retail, music, film, video and popular business constituting the For Your Entertainment segment of the Company’s business.

Excerpts from the Preliminary Proxy Statement discussing “Our Business Following the Transaction,” “Unaudited Pro Forma Condensed Consolidated Financial Statements” and “Risk Factors Relating to the Proposal to Approve the Transaction” are attached hereto as Exhibit 99.1 and incorporated by reference.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit No.	Description
99.1	Excerpts from the Preliminary Proxy Statement.

*****

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, the Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A. The information in the preliminary proxy statement is not complete and may be changed. A definitive proxy statement on Schedule 14A will be mailed to the Company’s stockholders in connection with the Transaction. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the Transaction. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT FOR THE TRANSACTION, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. All such documents, when filed, are available without charge at the SEC’s website (http://www.sec.gov), at the Company’s website at http://www.twec.com/investors or by sending a written request to the Company’s Corporate Secretary, 38 Corporate Circle, Albany, NY 12203.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding the interests of the Company’s participants is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and the Company’s proxy statement, filed with the SEC on May 29, 2019 (as supplemented), for its 2019 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the Transaction, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed or to be filed with the SEC in connection with the Transaction.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the Transaction. The statements contained in this document that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, and similar terms and phrases, including references to assumptions, in this document to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, those regarding the transactions contemplated by the Asset Purchase Agreement. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors that could cause actual results to differ materially from the results expressed in the statements. The following factors are among those that may cause actual results to differ materially from the Company’s forward-looking statements:

•	the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock;

•
the failure to satisfy any of the conditions to the consummation of the Transaction, including the adoption of the purchase agreement by the Company’s stockholders and the receipt of third party consents;

•	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Asset Purchase Agreement;

•	the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally;

•	risks that the Transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Transaction;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;

•	the outcome of any legal proceedings that may be instituted against the Company related to the Transaction,

•	unexpected costs, charges, expenses, liabilities or delays in the consummation of the Transaction;

•	the Company’s ability to operate as a going-concern following the closing of the Transaction; and

•	other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

The reader should keep in mind that any forward-looking statement made by us in this document, or elsewhere, pertains only as of the date on which we make it. New risks and uncertainties come up from time-to-time and it’s impossible for us to predict these events or how they may affect us. In light of these risks and uncertainties, you should keep in mind that any forward-looking statements made in this report or elsewhere might not occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: January 28, 2020	/s/ Edwin Sapienza
Edwin Sapienza
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpts from the Preliminary Proxy Statement.